UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 21, 2012

VICTOR TECHNOLOGIES GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13023	74-2482571
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

16052 Swingley Ridge Road, Suite 300
Chesterfield, Missouri		63017
(Address of principal executive offices)		(Zip Code)

(636) 728-3000

(Registrant’s telephone number, including area code)

THERMADYNE HOLDINGS CORPORATION

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01. Other Events.

On May 21, 2012, Thermadyne Holdings Corporation (the “Company”) issued a press release announcing that effective May 21, 2012, the Company had changed its name to “Victor Technologies Group, Inc.” Also on May 21, 2012, the Company filed its Fifth Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware effecting the name change. A copy of the Company’s Fifth Amended and Restated Certificate of Incorporation is filed herewith as Exhibit 3.1, and a copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Fifth Amended and Restated Certificate of Incorporation.

99.1	Press release dated May 21, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 22, 2012

VICTOR TECHNOLOGIES GROUP, INC.

By:	/s/ Jeffrey S. Kulka
Name:	Jeffrey S. Kulka
Title:	Executive Vice President and Chief Financial Officer

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